                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 28, 2001
                                                          --------------

                                 JUST TOYS, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       0-20612                  13-3677074
(State or Other Jurisdiction of    (Commission File Number)      (I.R.S. Employer
         Incorporation)                                       Identification Number)

                          200 Fifth Avenue, Suite 1250
                            New York, New York 10010
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 645-1515
                                                           ---------------

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Item 4.      Changes in Registrant's Certifying Accountant.

        On March 28, 2001, McGladrey & Pullen, LLP, the Registrant's principal independent accountant, resigned. There was no decision by the Registrant to change its accountant.

        McGladrey & Pullen, LLP did not report on the financial statement for the year ended December 31, 2000 or for any previous periods.

        Since the date of McGladrey & Pullen LLP's appointment on October 12, 2000 through the date of resignation, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make reference to the subject matter of a disagreement in connection with its report.

        There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K with respect to the Registrant during the Registrant's interim periods preceding the resignation of McGladrey & Pullen, LLP.

        The Registrant previously changed independent accountants in February 2000, and October 2000 and Item 4 to the Registrant's Current Reports on Form 8-K, dated February 14, 2000 and October 4 , 2000 are hereby incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             Exhibits       Description
             --------       -----------

             16.1 Letter of McGladrey & Pullen, LLP dated April 4, 2001 to the Securities and Exchange Commission.


                                       2
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JUST TOYS, INC.


April 4, 2001                                      By:/s/ JERRY CARROLL
                                                      ------------------
                                                      Chief Executive Officer


                                       3
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                                  Exhibit Index

Exhibits        Description
--------        -----------

16.1 Letter of McGladrey & Pullen, LLP dated April 4, 2001 to the Securities and Exchange Commission.